Exhibit 99.3

DATE:	June 29, 2007

TO:
Deutsche Bank National Trust Company, not in its individual capacity, but solely as the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the IndyMac IMSC Mortgage Loan Trust 2007-HOA1

ATTENTION:	Trust Administration IN07MH
TELEPHONE:	714-247-6258
FACSIMILE:	714-656-2626

FROM:	The Bank of New York
Derivative Products Support Department
Attn: Swap Confirmation Dept.
TELEPHONE:	212-804-5163/5103
FACSIMILE:	212-804-5818/5837

SUBJECT:	Interest Rate Swap

REFERENCE NUMBER:	39538

The purpose of this long-form confirmation (“Long-form Confirmation”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“Party A”) and Deutsche Bank National Trust Company, not in its individual capacity, but solely as the supplemental interest trust trustee (the “Supplemental Interest Trust Trustee”) on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) with respect to the IndyMac IMSC Mortgage Loan Trust 2007-HOA1 (“Party B”) created under the pooling and servicing agreement, dated as of June 1, 2007, among IndyMac MBS, Inc. (the “Depositor”), IndyMac Bank, F.S.B  (the “Seller” and the “Servicer”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and the Supplemental Interest Trust Trustee, (the “Pooling and Servicing Agreement”).  This Long-form Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  Item 2 of this Long-form Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a “Schedule” as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1.
The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Long-form Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

Item 2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	June 25, 2007

Effective Date:	June 29, 2007

Termination Date:
June 25, 2012, subject to adjustment in accordance with the Modified Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2007, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
Payment Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:	For each Calculation Period, as set forth for such period on Schedule I attached hereto

Fixed Amount:	To be determined in accordance with the following formula:

250 * Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date, subject to the Netting provision

Floating Rate Option:	USD-LIBOR-BBA

Floating Amount:	To be determined in accordance with the following formula:

250 * Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Modified Following

Additional Payment:	Party A shall pay USD 747,000.00 to Party B on June 29, 2007

Other Provisions:

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the related Floating Rate Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the related Fixed Rate Payer Payment Date.

Net Payment Amount shall mean, for a Calculation Period and a party, the excess, if any, of the aggregate amount payable by such party in respect of such Calculation Period over the aggregate amount payable by the other party in respect of such Calculation Period.

Item 3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)           “Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred or (B) a Fitch Required Ratings Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Required Ratings Downgrade Event first occurred.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred or (B) a Fitch Required Ratings Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Required Ratings Downgrade Event first occurred.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the shareholders’ equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold and the Fitch Approved Ratings Threshold (as shown in the most recent annual audited financial statements of such entity determined in accordance with generally accepted accounting principles).

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Pooling and Servicing Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14, notwithstanding anything to the contrary in this Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Pooling and Servicing Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)           Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)           The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)           Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)
Market Quotation will apply, provided, however, that, notwithstanding anything to the contrary in this Agreement, if an Early Termination Date has been designated as a result of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(F)
In determining whether or not a Firm Offer satisfies clause (B)(y) of the definition of Replacement Transaction and whether or not a transfer satisfies clause (e)(B)(y) of the definition of Permitted Transfer, Party B shall act in a commercially reasonable manner.

(ii)	The Second Method will apply.

(g)           “Termination Currency” means USD.

(h)           Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2.                      Tax Matters.

(a)           Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)         Party A makes the following representation(s):

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)         Party B makes the following representation(s):

None.

(ii)          Payee Representations.  For the purpose of Section 3(f) of this Agreement:

(A)         Party A makes the following representation(s):

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(B)         Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

  Part 3.                      Agreement to Deliver Documents.

(a)           For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A
A correct, complete and duly executed U.S. Internal Revenue Service Form W-9 (or successor thereto) that establishes an exemption from deduction or withholding obligation on payments to Party A under this Agreement.

Upon the execution and delivery of this Agreement
Party B
A correct, complete and executed U.S. Internal Revenue Service Form W-9, W-8BEN, W-8ECI, or W-8IMY, with appropriate attachments, as applicable, or any other or successor form, in each case that establishes an exemption from deduction or withholding obligations; and any other document reasonably requested to allow Party A to make payments under this Agreement without any deduction or withholding for or on account of any tax.

(i) Before the first Payment Date under this Agreement, (ii) in the case of a U.S. Internal Revenue Service Form W-8ECI, W-8IMY, and W-8BEN that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (iii) promptly upon reasonable demand by Party A, and (iv) promptly upon receiving actual knowledge that any such form previously provided by Party B has become obsolete or incorrect

(b)           For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, this Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, this Confirmation and any Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, this Confirmation, and any relevant Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party A	A copy of the quarterly and annual financial statements of Party A for the most recently completed fiscal year and publicly available in its regulatory call report	Promptly upon becoming publicly available; provided, if available on http://www.fdic.gov, such delivery is not required	No
Party A	An opinion of counsel to Party A as to the enforceability of this Confirmation reasonably acceptable to Party B.	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B as to the enforceability of this Confirmation reasonably acceptable to Party A.	Upon the execution and delivery of this Agreement	No

Part 4.  Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:               The Bank of New York
Swaps and Derivative Products Group
Global Market Division
32 Old Slip 15th Floor
New York, NY 10286
Attention: Steve Lawler
Facsimile: 212-495-1016
Phone: 212-804-2137

with a copy to:

The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention: Andrew Schwartz
Tele: 212-804-5103
Fax: 212-804-5818/5837

(For all purposes)

A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York
Legal Department
One Wall Street – 10th Floor
New York, New York 10286
Attention: General Counsel

Address for notices or communications to Party B:

IndyMac IMSC Mortgage Loan Trust 2007-HOA1
c/o Deutsche Bank National Trust Company
1761 East St. Andrew Place,
Santa Ana, California 92705-4934
Attention: Trust Administration: IN07MH
Facsimile: 714-656-2626
Phone: 714-247-6258

(b)           Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)           Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.                      Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)           Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.
(ii)	Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the “Specific Event”); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)	Change of Account. Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof:

“to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party (whether written or oral) regarding any Transaction hereunder, other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended (i) by deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and the words “, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”, (ii) deleting “; and” from the end of subparagraph (i) and inserting “.” in lieu thereof, and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
Failure to Post Collateral.  If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(A)
A Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that Part 1(f)(i)(A) applies) and which remains capable of becoming legally binding upon acceptance.

(B)	An S&P Required Ratings Downgrade Event has occurred and is continuing and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

(C)	A Fitch Required Ratings Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Required Ratings Downgrade Event first occurred.

(iii)
Amendment of Pooling and Servicing Agreement.  If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld, delayed or conditioned), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
Optional Termination of Securitization.  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article X of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).  With respect to such Additional Termination Event:  (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified  in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified  in the Optional Termination Notice.

The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee’s rights specified herein.

(d)
Required Ratings Downgrade Event.  If a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee by a guarantor with credit ratings at least equal to the S&P Required Ratings Threshold, the Moody’s Second Trigger Threshold and the Fitch Approved Ratings Threshold.

(e)	[Reserved.]

(f)	Transfers.

(i)           Section 7 is hereby amended to read in its entirety as follows:

“Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P and Fitch, except that:

(a)
Party A may make a Permitted Transfer (1) pursuant to Section 6(b)(ii), (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement), or (3) at any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold;

(b)	Party B may transfer its rights and obligations hereunder in connection with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement, and

(c)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)
Non-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  This provision will survive the termination of this Agreement.

(h)
Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P and Fitch.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes.  This provision will survive the termination of this Agreement.

(n)
Supplemental Interest Trust Trustee Liability Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank National Trust Company (“DBNTC”) not individually or personally, but solely as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement; (b) DBNTC has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations, undertakings and agreements of DBNTC but is made and intended for the purpose of binding only the Supplemental Interest Trust; (d) nothing herein contained shall be construed as creating any liability on the part of DBNTC, individually or personally, to perform any covenant, either expressed or implied, contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Supplemental Interest Trust created pursuant to the Pooling and Servicing Agreement), all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; and (e) under no circumstances shall DBNTC, in its individual capacity, be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(o)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)
Agent for Party B.  Party A acknowledges that Party B has appointed the Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)	[Reserved.]

(r)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.  Each party agrees to provide such recording to the other party upon reasonable request.

(s)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)
Form of ISDA Master Agreement.  Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency – Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)
Payment Instructions.  Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)	Additional representations.

(i)
Representations of Party A.  Party A represents to Party B on the date on which Party A enters into each Transaction that Party A is a bank subject to the requirements of Federal Deposit Insurance Act, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been authorized by all necessary corporate action of Party A, the person executing this Agreement on behalf of Party A is an officer of Party A of the level of vice president or higher, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).

(ii)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into this Agreement and the Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which the Supplemental Interest Trust Trustee executes this Agreement on behalf of Party B, that it is executing this Agreement, not individually, but solely its capacity as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(w)	Acknowledgements.

(i)
Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(iii)
Swap Agreement.  Party A acknowledges that each Transaction is a “swap agreement” as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a “covered swap agreement” as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).

(x)           Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold and the Fitch Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and Fitch, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding, and such opinion has been delivered to Moody’s, or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement, as applicable) and (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, (II) (x) which has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, in either case if Moody’s is a Rating Agency, and (III) (x) which has credit ratings from Fitch at least equal to the applicable Fitch Approved Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold, in either case if Fitch is a Rating Agency.

“Estimated Swap Termination Payment” means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

“Financial Institution” means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Downgrade Event”means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A pursuant to Section 6(b)(ii), or described in Sections 7(a)(2) or (3) (as amended herein) to a transferee (the “Transferee”) of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) the Transferee contracts with Party B pursuant to a written instrument (the “Transfer Agreement”) (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A’s rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and (ii) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and Fitch; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Rating Agencies” mean, with respect to any date of determination, each of S&P, Moody’s, and Fitch, to the extent that each such rating agency is then providing a rating for any of the IndyMac IMSC Mortgage Loan Trust 2007-HOA1 (the “Certificates”) or any notes backed by any of the Certificates (the “Notes”).

“Relevant Entities” mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax epresentations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold and the Fitch Required Ratings Threshold.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-2” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “BBB+” from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P.

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4.           Account Details and Settlement Information:

Payments to Party A:                          The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attention: Renee Etheart
ABA #021000018
Account #890-0068-175
Reference: Interest Rate Swap

Payments to Party B:                          Deutsche Bank Trust Co. Americas
New York, NY 10006
ABA # 021-001-033
Account # 01419663
Name NYLTD Funds Control-Stars West
Re: IndyMac IMSC Mortgage Loan Trust 2007 HOA1 /  Swap Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

The Bank of New York

By:  /s/ Andrew Schwartz
       Name:  Andrew Schwartz
       Title:    Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

Deutsche Bank National Trust Company, not in its individual capacity, but solely as the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the IndyMac IMSC Mortgage Loan Trust 2007-HOA1

By:   /s/ Jennifer Hermansader
    Name:  Jennifer Hermansader
     Title:    Associate

SCHEDULE I
(subject to adjustment in accordance with the Modified Following Business Day Convention with respect to the Floating Amounts and No Adjustment with respect to the Fixed Amounts)

From and including	To but excluding	Notional Amount (in USD)	Fixed Rate (%)
6/29/2007	7/25/2007	1,702,632.00	6.00
7/25/2007	8/25/2007	1,679,340.00	6.00
8/25/2007	9/25/2007	1,653,444.00	6.00
9/25/2007	10/25/2007	1,624,916.00	6.00
10/25/2007	11/25/2007	1,593,944.00	6.00
11/25/2007	12/25/2007	1,560,540.00	6.00
12/25/2007	1/25/2008	1,524,764.00	6.00
1/25/2008	2/25/2008	1,486,776.00	6.00
2/25/2008	3/25/2008	1,446,296.00	6.00
3/25/2008	4/25/2008	1,404,628.00	6.00
4/25/2008	5/25/2008	1,361,260.00	6.00
5/25/2008	6/25/2008	1,317,292.00	6.00
6/25/2008	7/25/2008	1,273,076.00	5.70
7/25/2008	8/25/2008	1,230,300.00	5.70
8/25/2008	9/25/2008	1,188,932.00	5.70
9/25/2008	10/25/2008	1,148,928.00	5.70
10/25/2008	11/25/2008	1,110,244.00	5.70
11/25/2008	12/25/2008	1,072,828.00	5.70
12/25/2008	1/25/2009	1,036,648.00	5.70
1/25/2009	2/25/2009	1,001,656.00	5.70
2/25/2009	3/25/2009	967,816.00	5.00
3/25/2009	4/25/2009	935,088.00	5.00
4/25/2009	5/25/2009	903,436.00	5.00
5/25/2009	6/25/2009	872,824.00	5.00
6/25/2009	7/25/2009	843,220.00	5.00
7/25/2009	8/25/2009	814,584.00	5.00
8/25/2009	9/25/2009	787,444.00	5.00
9/25/2009	10/25/2009	761,020.00	5.00
10/25/2009	11/25/2009	735,360.00	5.00
11/25/2009	12/25/2009	708,492.00	5.00
12/25/2009	1/25/2010	683,448.00	5.00
1/25/2010	2/25/2010	658,932.00	5.00
2/25/2010	3/25/2010	633,540.00	5.00
3/25/2010	4/25/2010	608,424.00	5.00
4/25/2010	5/25/2010	582,224.00	5.00
5/25/2010	6/25/2010	555,628.00	5.00
6/25/2010	7/25/2010	528,420.00	4.50
7/25/2010	8/25/2010	503,176.00	4.50
8/25/2010	9/25/2010	479,144.00	4.50
9/25/2010	10/25/2010	456,260.00	4.50
10/25/2010	11/25/2010	434,468.00	4.50
11/25/2010	12/25/2010	413,712.00	4.50
12/25/2010	1/25/2011	393,936.00	4.50

1/25/2011	2/25/2011	375,072.00	4.50
2/25/2011	3/25/2011	357,092.00	4.50
3/25/2011	4/25/2011	339,936.00	4.50
4/25/2011	5/25/2011	323,576.00	4.50
5/25/2011	6/25/2011	307,964.00	4.00
6/25/2011	7/25/2011	293,044.00	4.00
7/25/2011	8/25/2011	278,412.00	4.00
8/25/2011	9/25/2011	261,076.00	4.00
9/25/2011	10/25/2011	245,788.00	4.00
10/25/2011	11/25/2011	227,700.00	4.00
11/25/2011	12/25/2011	206,584.00	4.00
12/25/2011	1/25/2012	182,324.00	4.00
1/25/2012	2/25/2012	138,792.00	4.00
2/25/2012	3/25/2012	117,988.00	4.00
3/25/2012	4/25/2012	76,036.00	4.00
4/25/2012	5/25/2012	46,576.00	4.00
5/25/2012	6/25/2012	16,688.00	4.00

ANNEX A

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of June 29, 2007 between
The Bank of New York
(hereinafter referred to as “Party A” or “Pledgor”)
and
Deutsche Bank National Trust Company, not in its individual capacity, but solely as the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the IndyMac IMSC Mortgage Loan Trust 2007-HOA1 (hereinafter referred to as “Party B” or “Secured Party”).
`

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated June 29, 2007, between Party A and Party B, Reference Number 39538.

Paragraph 13.  Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)
the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”,

(II)
the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party,

(2)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(3)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”, and

(III)
if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor’s Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

(B)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(3)	the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Support Amount for such Valuation Date.”, and

(II)	in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the DBRS Credit Support Amount, the Moody’s Credit Support Amount, or the Fitch Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the items set forth in Table 1 will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody’s First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing (i) for at least 30 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if  an S&P Approved Ratings Downgrade Event has occurred and is continuing and such S&P Approved Ratings Downgrade Event has been continuing (i) for at least 10 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch Approved Ratings Downgrade Event has occurred and is continuing and such Fitch Approved Ratings Downgrade Event has been continuing (i) for at least 30 calendar days or (ii) since this Annex was executed, zero; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)
“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of any Certificates and the aggregate principal balance of any Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)	Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)	Valuation and Timing.

(i)
“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)	“Valuation Date” means each Local Business Day on which any of the S&P Threshold, the Moody’s Threshold or the Fitch Threshold is zero.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s Value, and Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral other than Cash set forth in Table 1: the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

For Cash, the amount thereof multiplied, in the case of the S&P Value, by the applicable S&P Valuation Percentage.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Party B may appoint as Custodian (A) the entity then serving as the Supplemental Interest Trust Trustee or (B) any entity other than the entity then serving as the Supplemental Interest Trust Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have credit ratings from S&P at least equal to the Custodian Required Rating Threshold.  If at any time the Custodian does not have credit ratings from S&P at least equal to the Custodian Required Rating Threshold, the Supplemental Interest Trust Trustee must within 60 days obtain a replacement Custodian with credit ratings from S&P at least equal to the Custodian Required Rating Threshold.

Initially, the Custodian for Party B is: The Supplemental Interest Trust Trustee.

(ii)
Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B or its Custodian; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)	Distributions and Interest Amount.

(i)
Interest Rate.  The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.  Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody’s or Aaa by Moody’s as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested).  Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.  The last sentence of Paragraph 6(d)(ii) is hereby amended by adding the words “actually received by Party B but” after the words “Interest Amount or portion thereof”.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

(iv)           Distributions.  Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

“Distributions.  Subject to Paragraph 4(a), if Party B receives Distributions on a Local Business Day, it will Transfer to Party A not later than the following Local Business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).”

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)
Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:

The Bank of New York
Collateral Management
32 Old Slip, 16th Floor
New York, New York 10286
Phone:  (212) 804-5158
Fax:    (212) 804-5818

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:

Please Provide
Attention __________________
Facsimile:  _________________
Phone:  _________________

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

Party A account details for holding collateral:  To be notified to Party B to Party A at the time of the request for the transfer.

Party B’s Custodian account details for holding collateral:

Please Provide

(m)	Other Provisions.

(i)	Collateral Account. Party B shall open and maintain a segregated account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, a Moody’s Value, and a Fitch Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s Value and Fitch Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, or Fitch Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s Value, and Fitch Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s Value, or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s Value, or Fitch Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s Value, and Fitch Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, or (B) a Fitch Required Ratings Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Required Ratings Downgrade Event first occurred.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in maintenance and any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

  (viii)  Additional Definitions.  As used in this Annex:

“Custodian Required Rating Threshold” means, with respect to an entity, a short-term unsecured and unsubordinated debt rating from S&P of “A-1,” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “A+”.

“DV01” means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party’s Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.  The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(i)(A)-(E) of the Schedule is deleted)” shall be inserted and (2) at the end of the definition of Exposure, the words “with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement” shall be added.

“Fitch Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date:

(A)           if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) 100.0% of the Secured Party’s Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (i) the related Fitch Volatility Cushion for such Transaction, (ii) the Scale Factor, if any, for such Transaction or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

(B)           if the Fitch Threshold for such Valuation Date is infinity, zero.

“Fitch Valuation Percentage” means, for any Valuation Date and each item of Eligible Collateral, the corresponding percentage for such Eligible Collateral in Table 1C.

“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in Table 1C.

“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in Table 3.

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s Credit Support Amount” means, for any Valuation Date:

(A)
if the Moody’s Threshold for such Valuation Date is zero and (i) it is not the case that a Moody’s Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody’s Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of Moody’s First Trigger Additional Amounts for all Transactions and such Valuation Date;

(B)
if the Moody’s Threshold for such Valuation Date is zero and a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for all Next Payment Dates, and (z) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Second Trigger Additional Amounts for all Transactions and such Valuation Date; or

(C)           if the Moody’s Threshold for such Valuation Date is infinity, zero.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the least of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date, (y) the product of (i) Moody’s First Trigger Notional Amount Multiplier, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, and (z) the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 2A, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s First Trigger Downgrade Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger DV01 Multiplier” means 15.

“Moody’s First Trigger Notional Amount Multiplier” means 2%.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Table 1A, Column A.

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,

(A)
if such Transaction is not a Transaction-Specific Hedge, the least of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date, (ii) the product of (1) the Moody’s Second Trigger Notional Amount Multiplier, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, and (iii) the product of (1) the applicable Moody’s Second Trigger Factor set forth in Table 2C, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)
if such Transaction is a Transaction-Specific Hedge, the least of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date, (ii) the product of (1) the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, and (iii) the product of (1) the applicable Moody’s Second Trigger Factor set forth in Table 2B, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

“Moody’s Second Trigger DV01 Multiplier” means 50.

“Moody’s Second Trigger Notional Amount Multiplier” means 8%.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 65.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 10%.

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral,

(A)
if the Moody’s Threshold for such Valuation Date is zero and (i) it is not the case that a Moody’s Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody’s Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in Table 1A, Column A, or

(B)
if a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in Table 1A, Column B.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Table 1A.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the aggregate amount of any payments due to be made by Party B under Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing the date of determination) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“Remaining Weighted Average Maturity” means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure;

(B)
if the S&P Threshold for such Valuation Date is zero and it is the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure; or

(C)           if the S&P Threshold for such Valuation Date is infinity, zero.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral,

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in Table 1B, Column A, or

(B)	if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in Table 1B, Column B.

“S&P Value” means, on any date and with respect to any Eligible Collateral, (A) in the case of Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in Table 1B and (B) in the case of Cash, the amount thereof  multiplied by the applicable S&P Valuation Percentage.

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s Value, Fitch Value, or DBRS Value with respect to  any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s Valuation Percentage, Fitch Valuation Percentage, or DBRS Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Table 1.

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s Value, and the related Fitch Value.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

The Bank of New York
Deutsche Bank National Trust Company, not in its individual capacity, but solely as the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the IndyMac IMSC Mortgage Loan Trust 2007-HOA1

By: /s/ Andrew Schwartz Name Andrew Schwartz Title: Vice President Date:	By: /s/ Jennifer Hermansader Name: Jennifer Hermansader Title: Associate Date:

TABLE 1A
ELIGIBLE COLLATERAL
MOODY'S

Valuation Date (and Valuation Percentage column):  Daily

Moody’s Valuation Percentage columns:
* Column A sets out the percentage applicable when the percentage in Column B is not applicable.
* Column B sets out the percentage applicable when a Moody’s Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Second Trigger Downgrade Event first occurred.

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY’S)
		Valuation Percentage		Valuation Percentage
		Moody’s (Daily)		Moody’s (Weekly)
		A	B	A	B
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	100%	99%	100%	99%
(C)	U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	100%	100%	100%	100%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	99%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	98%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	100%	97%	100%	97%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	100%	96%	100%	95%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	100%	94%	100%	94%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	100%	90%	100%	89%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	100%	88%	100%	87%
(K)	Floating-rate Agency Securities: Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).	100%	98%	100%	98%

(L)	Fixed-rate Agency Securities: Fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	100%	99%	100%	99%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	98%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	97%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	100%	96%	100%	96%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	100%	93%	100%	94%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	100%	93%	100%	93%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	100%	89%	100%	88%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	100%	87%	100%	86%
(T)
FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(U)
FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(V)
GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*

(W)
Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.
		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.			*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent the Certificates or any Notes are rated.	*	*	*	*

* zero or such higher percentage in respect of which Moody’s has delivered a ratings affirmation.

TABLE 1B
ELIGIBLE COLLATERAL
S&P

Valuation Date (and Valuation Percentage column):  Daily
S&P Valuation Percentage columns:
* Column A sets out the percentage applicable when the percentage in Column B is not applicable.
* Column B sets out the percentage applicable when an S&P Required Ratings Downgrade Event has occurred and is continuing for at least 10 Local Business Days.

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
		Valuation Percentage		Valuation Percentage
		S&P (Daily)		S&P (Weekly)
		A	B	A	B
(A)	Cash: U.S. Dollars in depositary account form	100%	80%	100%	80%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating Rate Treasuries”) (all maturities).	n/a	n/a	n/a	n/a
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	98.9%	79.1%	98%	78.4%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	98.0%	78.4%	98%	78.4%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	98.0%	78.4%	98%	78.4%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	98.0%	78.4%	98%	78.4%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	93.7%	75.0%	92.6%	74.1%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	92.6%	74.1%	92.6%	74.1%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	91.1%	72.9%	87.9%	70.3%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	88.6%	70.9%	84.6%	67.7%
(K)
Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).
		n/a	n/a	n/a	n/a

(L)	Fixed-rate Agency Securities: fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	98.5%	78.8%	98%	78.4%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	98.0%	78.4%	98%	78.4%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	98.0%	78.4%	98%	78.4%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	98.0%	78.4%	98%	78.4%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	92.6%	74.1%	92.6%	74.1%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	92.6%	74.1%	92.6%	74.1%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	87.7%	70.2%	82.6%	66.1%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	84.4%	67.5%	77.9%	62.3%
(T)
FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(U)
FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(V)
GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*

(W)	Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.	*	*	95.2%	76.2%
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	87.0%	69.6%
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	*	*	*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent the Certificates or any Notes are rated.	*	*	*	*

* to be completed with valuation percentages supplied or published by S&P.

In addition to the foregoing, the following will constitute Eligible Collateral, at the valuation percentages indicated (weekly valuation basis) or to be supplied or as published by S&P (daily valuation basis):

OTHER ELIGIBLE COLLATERAL AND VALUATION PERCENTAGES (S&P)
Eligible Collateral (Cash and Securities)	Valuation Percentage (Daily) A	Valuation Percentage (Daily) B	Valuation Percentage (Weekly) A	Valuation Percentage (weekly) B
Cash	100%	80%	100%	80%

Category No. 1: U.S. treasuries (current coupon, constant maturity), 'AAA' U.S. agencies, 'AAA' covered bonds (floating), 'AAA' sovereign bonds (floating), 'AAA', 'AA' credit card ABS (floating), 'AAA', 'AA' auto ABS (floating), and 'AAA' U.S. student loan ABS (floating) having a remaining maturity of less than five years	*	*	98%	78.4%
Category No. 1: U.S. treasuries (current coupon, constant maturity), 'AAA' U.S. agencies, 'AAA' covered bonds (floating), 'AAA' sovereign bonds (floating), 'AAA', 'AA' credit card ABS (floating), 'AAA', 'AA' auto ABS (floating), and 'AAA' U.S. student loan ABS (floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	92%	74.1%
Category No. 2: 'AAA' covered bonds (fixed), 'AAA' sovereign bonds (fixed), 'A' credit card ABS (floating), 'A' auto ABS (floating), 'AAA' CMBS (floating), 'AAA' CDO (floating) 'AA', 'A' U.S. student loan ABS (floating), and 'AAA, 'AA' corporate bonds (fixed or floating) having a remaining maturity of less than five years	*	*	95%	76%
Category No. 2: 'AAA' covered bonds (fixed), 'AAA' sovereign bonds (fixed), 'A' credit card ABS (floating), 'A' auto ABS (floating), 'AAA' CMBS (floating), 'AAA' CDO (floating), 'AA', 'A' U.S. student loan ABS (floating), and 'AAA', 'AA' U.S. and European corporate bonds (fixed or floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	87%	69.6%
Category No. 3: 'BBB' credit card ABS (floating), 'BBB' auto ABS (floating), AA', 'A' CDO (floating), 'BBB' U.S. student loan ABS (floating), and 'A' corporate bonds (fixed or floating) having a remaining maturity of less than five years	*	*	80%	64%
Category No. 3: 'BBB' credit card ABS (floating), 'BBB' auto ABS (floating), 'AA', 'A' CDO (floating), 'BBB' U.S. student loan ABS (floating), and 'A' corporate bonds (fixed or floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	71.4%	57.1%

* To be completed with valuation percentages supplied or published by S&P.

TABLE 1C
ELIGIBLE COLLATERAL
FITCH

Valuation Date:  Daily

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)

Valuation Percentage (Rating of Certificates)
		AAA	AA	A	BBB
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	*	*	*	*
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	97.50%	97.80%	98.40%	98.90%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	94.70%	95.30%	95.90%	96.50%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	94.70%	95.30%	95.90%	96.50%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	91.50%	92.50%	93.50%	94.50%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	89.00%	90.10%	91.2%	92.30%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	86.30%	87.50%	88.8%	90.00%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	83.00%	84.50%	86.00%	87.50%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	79.00%	80.70%	82.30%	84.00%
(K)
Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).
		*	*	*	*
(L)
Fixed-rate Agency Securities: negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.
		*	*	*	*
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	*	*	*	*
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	*	*	*	*
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	*	*	*	*
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	*	*	*	*

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
Valuation Percentage (Rating of Certificates)
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	*	*	*	*
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	*	*	*	*
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	*	*	*	*
(T)
FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(U)
FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(V)
GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
		*	*	*	*
(W)
Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.
		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	*	*	*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Fitch and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent the Certificates or any Notes are rated.	*	*	*	*

* zero or such higher percentage in respect of which Fitch has delivered a ratings affirmation.

TABLE 2A
MOODY'S FIRST TRIGGER FACTOR

Valuation Date (and Valuation Percentage column):  Daily
The following percentages shall be used in the calculation of the Moody's First Trigger Factor.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.15%	0.25%
More than 1 but not more than 2	0.30%	0.50%
More than 2 but not more than 3	0.40%	0.70%
More than 3 but not more than 4	0.60%	1.00%
More than 4 but not more than 5	0.70%	1.20%
More than 5 but not more than 6	0.80%	1.40%
More than 6 but not more than 7	1.00%	1.60%
More than 7 but not more than 8	1.10%	1.80%
More than 8 but not more than 9	1.20%	2.00%
More than 9 but not more than 10	1.30%	2.20%
More than 10 but not more than 11	1.40%	2.30%
More than 11 but not more than 12	1.50%	2.50%
More than 12 but not more than 13	1.60%	2.70%
More than 13 but not more than 14	1.70%	2.80%
More than 14 but not more than 15	1.80%	3.00%
More than 15 but not more than 16	1.90%	3.20%
More than 16 but not more than 17	2.00%	3.30%
More than 17 but not more than 18	2.00%	3.50%
More than 18 but not more than 19	2.00%	3.60%
More than 20 but not more than 21	2.00%	3.70%
More than 21 but not more than 22	2.00%	3.90%
More than 22	2.00%	4.00%

TABLE 2B
MOODY’S SECOND TRIGGER FACTOR
(TRANSACTION SPECIFIC HEDGES)

Valuation Date (and Valuation Percentage column):  Daily
The following percentages shall be used in the calculation of the Moody's Second Trigger Factor with respect to any Transaction that is a Transaction-Specific Hedge.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 20 but not more than 21	9.70%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22	10.00%	11.00%

TABLE 2C
MOODY’S SECOND TRIGGER FACTOR
(NON-TRANSACTION SPECIFIC HEDGES)

Valuation Date (and Valuation Percentage column):  Daily
The following percentages shall be used in the calculation of the Moody's Second Trigger Factor with respect to any Transaction that is not a Transaction-Specific Hedge.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.50%	0.60%
More than 1 but not more than 2	1.00%	1.20%
More than 2 but not more than 3	1.50%	1.70%
More than 3 but not more than 4	1.90%	2.30%
More than 4 but not more than 5	2.40%	2.80%
More than 5 but not more than 6	2.80%	3.30%
More than 6 but not more than 7	3.20%	3.80%
More than 7 but not more than 8	3.60%	4.30%
More than 8 but not more than 9	4.00%	4.80%
More than 9 but not more than 10	4.40%	5.30%
More than 10 but not more than 11	4.70%	5.60%
More than 11 but not more than 12	5.00%	6.00%
More than 12 but not more than 13	5.40%	6.40%
More than 13 but not more than 14	5.70%	6.80%
More than 14 but not more than 15	6.00%	7.20%
More than 15 but not more than 16	6.30%	7.60%
More than 16 but not more than 17	6.60%	7.90%
More than 17 but not more than 18	6.90%	8.30%
More than 18 but not more than 19	7.20%	8.60%
More than 20 but not more than 21	7.50%	9.00%
More than 21 but not more than 22	7.80%	9.00%
More than 22	8.00%	9.00%

TABLE 3
FITCH VOLATILITY CUSHION

Valuation Date (and Valuation Percentage column):  Daily
The Fitch Volatility Cushion will be determined using the following table:

Fitch Volatility Cushion (USD Interest Rate Swaps)
Remaining Years to Maturity of Transaction	Posting Frequency
	Daily	Weekly
If, on the related Valuation Date, the highest rated Certificates are rated “AA-” or higher by Fitch, the Fitch Volatility Cushion is:
1		0.8%
2		1.7%
3		2.5%
4		3.3%
5		4.0%
6		4.7%
7		5.3%
8		5.9%
9		6.5%
10		7.0%
11		7.5%
12		8.0%
13		8.5%
14		9.0%
> = 15		9.5%
If, on the related Valuation Date, the highest rated Certificates or any Notes are rated “A+” or “A” by Fitch, the Fitch Volatility Cushion is:
1	0.6%
2	1.2%
3	1.8%
4	2.3%
5	2.8%
6	3.3%
7	3.8%
8	4.2%
9	4.6%
10	5.0%
11	5.3%

12	5.7%
13	6.0%
14	6.4%
> = 15	6.7%
If, on the related Valuation Date, the highest rated Certificates are rated “A-” or “BBB+” by Fitch, the Fitch Volatility Cushion is:
1	0.5%
2	1.0%
3	1.6%
4	2.0%
5	2.5%
6	2.9%
7	3.3%
8	3.6%
9	4.0%
10	4.3%
11	4.7%
12	5.0%
13	5.3%
14	5.6%
> = 15	5.9%